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                                                                   EXHIBIT 10.11


                                HCC Industries Inc.
                              4232 Temple City Blvd.

                                Rosemead, CA 91770

                                                   February 14, 1997

Windward Capital Partners, L.P.
Eleven Madison Avenue
26th floor
New York, New York 10010

Ladies and Gentlemen:

               The Windward Entities (as defined below) have retained you, Windward Capital Partners, L.P., a Delaware limited partnership ("Windward"), to provide certain consulting and advisory services ("Services") in connection with the transactions contemplated by the First Amendment and Restatement of the Stock Purchase and Sale Agreement (the "Purchase Agreement"), dated as of December 23, 1996, between the Company, Windward Capital Associates, L.P. ("Windward Associates"), Windward/Merchant, L.P. ("Windward/Merchant"), Windward/Park HCC, L.L.C. ("Windward/Park"), Metropolitan Life Insurance Company ("MetLife"), Windward/Merban, L.P. (collectively with Windward, Windward Associates, MetLife, Windward/Merchant and Windward/Park, the "Windward Entities"), HCC Windward L.L.C., and each of the stockholders of the Company set forth on the signature pages thereto, as contemplated in Exhibit B of the Purchase Agreement. We understand that the Services include, without limitation, advice with respect to structuring the transactions contemplated by the Purchase Agreement (the "Recapitalization"), the financing of the Recapitalization and the negotiation of the Purchase Agreement.

               The Company agrees to promptly reimburse Windward on behalf of each of the Windward Entities for the reasonable out-of-pocket costs and expenses of the Windward Entities up to an aggregate total of $2,750,000 incurred in connection with the performance of the Services by Windward and in connection with the transactions contemplated in the Purchase Agreement with respect to the Windward Entities.

               The Company hereby agrees to indemnify Windward and its affiliates, and their respective officers, directors, employees, agents, partners and control persons (as such term is used in the Securities Act of 1933 and the
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rules and regulations thereunder) (together, the "Windward Indemnities") to the full extent lawful against any and all claims, losses and expenses as incurred (including amounts paid in settlement and all reasonable fees and disbursements of any such indemnitee's counsel and other out-of-pocket expenses incurred in connection with the investigation of and preparation for any such pending or threatened claims and any litigation or other proceedings arising therefrom) arising out of any Services rendered by Windward, provided, however, there shall
                                                  --------  -------
be excluded from such indemnification any such claim, loss or expense that is based upon any action or failure to act by Windward that is found in a final judicial determination to constitute gross negligence or intentional misconduct on Windward's part. The Company will advance costs and expenses, including attorney's fees, incurred by any such indemnitee in defending any such claim in advance of the final disposition of such claim upon receipt of an undertaking by or on behalf of such indemnitee to repay amounts so advanced if it shall ultimately be determined that such indemnitee is not entitled to be indemnified by the Company pursuant to this letter agreement. With respect any such claim, loss or expense, Windward may settle any claim or litigation prior to a final judgement thereon or forego appeal with respect thereto, in either case, with the prior written consent of the Company, which consent shall not be unreasonably withheld. The Company will not consent to entry of any judgment or enter into any settlement (i) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Windward Indemnitee of a release from all liability in respect to such claim or litigation, and (ii) that imposes any obligation on an Windward Indemnitee (except any obligation to make payments which the Company shall, and promptly does, pay). No Windward Indemnitee shall be liable to the Company or its respective subsidiaries or affiliates for any error of judgment or mistake of law or for any loss incurred by the Company or its subsidiaries or any of their respective affiliates in connection with the matters to which this letter agreement relates, except for any damages that are found by a court of competent jurisdiction to have resulted primarily from the gross negligence or willful misconduct of the Windward Indemnitee.

               This agreement shall be governed by and interpreted and enforced in accordance with the substantive
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laws of the State of New York, without giving effect to the choice of law principles thereof.
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               If you are in agreement with the foregoing, kindly so indicate by signing a counterpart of this letter, whereupon it will become a binding agreement between us.

                                    Very truly yours,

                                    HCC INDUSTRIES INC.

                                    By:____________________________________
                                       Name:
                                       Title:


                                    WINDWARD CAPITAL ASSOCIATES, L.P.

                                    By:     Windward Capital
                                            Associates, Inc.,
                                            its general partner

                                    By:_______________________________
                                       Name:
                                       Title:


                                    WINDWARD/PARK HCC L.L.C.

                                    By:     Windward Capital Associates,
                                            L.P., its manager

                                    By:     Windward Capital
                                            Associates, Inc.,
                                            its general partner

                                    By:_______________________________
                                       Name:
                                       Title:


                                    WINDWARD/MERBAN, L.P.

                                    By:     Windward Capital Associates,
                                            L.P., its general partner

                                    By:     Windward Capital
                                            Associates, Inc.,
                                            its general partner
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                                    By:_______________________________
                                       Name:
                                       Title:


                                    WINDWARD/MERCHANT, L.P.

                                    By:     Windward Capital Associates,
                                            L.P., its general partner

                                    By:     Windward Capital
                                            Associates, Inc.,
                                            its general partner

                                    By:_______________________________
                                       Name:
                                       Title:


                                    THE METROPOLITAN LIFE INSURANCE COMPANY

                                    By:_______________________________
                                       Name:
                                       Title:


Accepted and agreed
as of February 14, 1996

WINDWARD CAPITAL PARTNERS, L.P.

By:     Windward Management, Inc.,
        its general partner

By:__________________________________
   Name:
   Title: